UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 15, 2018

CRAWFORD & COMPANY

(Exact name of registrant as specified in its charter)

Georgia	1-10356	58-0506554
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5335 Triangle Parkway, Peachtree Corners, Georgia	30092
(Address of Principal Executive Offices)	(Zip Code)

(404) 300-1000

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01. Entry into a Material Definitive Agreement.

On June 15, 2018, Crawford & Company (the “Company”), Crawford & Company (Canada) Inc., an indirect subsidiary of the Company (“Crawford Canada”), EPIQ Class Action & Claims Solutions, Inc. (“EPIQ”) and EPIQ Systems Canada ULC (“EPIQ Canada”) entered into that certain Membership Interest and Asset Purchase Agreement (the “Purchase Agreement”), pursuant to which Crawford sold its Garden City Group business (the “GCG Business”) to EPIQ and EPIQ Canada. The sale of the GCG Business was effected by (i) the sale by the Company of all of the issued and outstanding membership interests of Garden City Group, LLC to EPIQ and (ii) the sale by Crawford Canada of specified assets and certain liabilities used in the GCG Business to EPIQ Canada. In connection with the transaction, Crawford Canada is retaining certain liabilities related to the GCG Business.

The purchase price payable by EPIQ and EPIQ Canada (collectively, the “Buyers”) to the Company and Crawford Canada for the GCG Business was $42,021,655.05, subject to certain adjustments, including an adjustment for the working capital (as defined in the Purchase Agreement) at the closing. In addition, of this purchase price amount, $185,000 will be held in escrow for a period of time following the closing as a source of recovery for indemnification claims by the Buyers.

The Purchase Agreement contains various representations, warranties and covenants made by the parties. The Purchase Agreement provides for post-closing indemnification, subject to certain limitations, with respect to breaches of representations, warranties and covenants by the parties, as well as indemnification with respect to certain other matters specified in the Purchase Agreement.

The Purchase Agreement provides that the Company and its affiliates will be prohibited from engaging in a competing business (as more specifically described in the Purchase Agreement) anywhere in the United States or Canada for a period of four years following the closing. The Purchase Agreement also provides that the Company will not solicit the employment of employees of Garden City Group, LLC or its subsidiaries for four years following the closing.

The parties entered into transition services agreements at the closing pursuant to which the Company and Crawford Canada will provide certain information technology and back-office transition services to the Buyers through December 31, 2018.

The foregoing summary of the transaction and the terms and conditions of the Purchase Agreement is subject to, and qualified in its entirety by, the full text of the Purchase Agreement, which is attached hereto as Exhibit 2.1 and incorporated herein by reference.

The Purchase Agreement is attached as Exhibit 2.1 in accordance with the rules of the Securities and Exchange Commission. It is not intended to provide any other factual information about the Company. The representations, warranties, and covenants contained in the Purchase Agreement were made solely for purposes of such agreement and as of specific dates, were solely for the benefit of the parties to the Purchase Agreement, may be subject to limitations and contractual risk allocation mechanisms agreed upon by the parties, and may be subject to standards of materiality that differ from those applicable to the Company, and thus should not be relied upon as necessarily reflecting the actual state of facts or conditions.

On June 15, 2018, the Company, its subsidiaries Crawford & Company Risk Services Investments Limited, Crawford & Company (Canada) Inc. and Crawford & Company (Australia) Pty. Ltd. (the Company, together with such subsidiaries, as borrowers (the “Borrowers”)), the Company’s guarantor subsidiaries party thereto, Wells Fargo Bank, National Association, as administrative agent and a lender (“Wells Fargo”), and the other lenders party thereto (together with Wells Fargo, the “Lenders”), entered into a Limited Consent and First Amendment to Amended and Restated Credit Agreement (the “Amendment”) which, among other things, amended that certain Amended and Restated Credit Agreement, dated as of October 17, 2017, by and among the Borrowers and the Lenders. Pursuant to the Amendment, the Lenders approved and consented to the transactions contemplated under the Purchase Agreement. The foregoing description of the Amendment is qualified in its entirety by reference to the Amendment, a copy of which is filed as Exhibit 10.1 to the Report and is incorporated herein by reference.

Item 2.01, Completion of Acquisition or Disposition of Assets.

On June 15, 2018, the Company completed the sale of all of the GCG Business to the Buyers, which closing occurred concurrently with the execution and delivery of the Purchase Agreement as noted above. The information under Item 1.01 above is incorporated herein by reference.

The unaudited pro forma condensed consolidated financial information of the Company after giving effect to the Company’s sale of the GCG Business is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 8.01 Other Events.

On June 18, 2018, the Company issued a press release announcing the completion of the sale of the GCG Business to the Buyers. A copy of the press release is filed as Exhibit 99.2 to this Current Report on Form 8-K and incorporated herein by this reference.

Item 9.01 Financial Statements and Exhibits.

(b) Pro Forma Financial Information

Unaudited pro forma condensed consolidated financial information of the Company, after giving effect to the sale of the GCG Business to the Buyers as follows: the unaudited pro forma condensed consolidated balance sheets as of March 31, 2018, and the unaudited pro forma condensed consolidated statements of operations for the three months ended March 31, 2018 and the year ended December 31, 2017. This unaudited pro forma condensed consolidated financial information of the Company is included as Exhibit 99.1 to this Current Report on Form 8-K, and is incorporated herein by this reference.

(d) Exhibits

2.1	Membership Interest and Asset Purchase Agreement, by and among Crawford & Company, Crawford & Company (Canada) Inc., EPIQ Class Action & Claims Solutions, Inc., and EPIQ Systems Canada ULC., dated as of June 15, 2018.*

10.1	Limited Consent and First Amendment to Amended and Restated Credit Agreement, dated as of June 15, 2018, by and among Crawford & Company, Crawford & Company Risk Services Investments Limited, Crawford & Company (Canada) Inc. and Crawford & Company (Australia) Pty. Ltd., and the guarantor subsidiaries party thereto, Wells Fargo Bank, National Association, as administrative agent and a lender (“Wells Fargo”), and the other lenders party thereto.

99.1	Unaudited pro forma condensed consolidated financial information of the Company, after giving effect to the sale of the GCG Business to the Buyers as follows:

• Unaudited pro forma condensed consolidated statements of operations for the three months ended March 31, 2018, and the year ended December 31, 2017.

• Unaudited pro forma condensed consolidated balance sheets as of March 31, 2018

• Notes to unaudited pro forma condensed combined financial information.

99.2	Press Release issued by the Company dated June 18, 2018

*	Schedules and similar attachments omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company agrees to furnish supplementally a copy of such omitted schedules and similar attachments to the Securities and Exchange Commission upon request.

Cautionary Note regarding Forward-Looking Statements

This Current Report on Form 8-K (including the Exhibits hereto) includes information, statements, and assumptions that are or may be considered “forward-looking” within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements generally can be identified by the use of words such as “may,” “should,” “will,” “expect,” “anticipate,” “continue,” “estimate,” “project,” “believe,” “plan” or similar expressions. This information has been included in reliance on the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. The Company cautions that forward-looking statements involve known and unknown risks, uncertainties, and other factors that may cause actual results, performance, or achievements to be materially different from future results, performance, or achievements, including, without limitation, as the result of risks referenced in the Company’s Annual Report on Form 10-K for the year ended December 31, 2017, filed on March 7, 2018, and in the Company’s other filings with the Securities and Exchange Commission from time to time. The Company undertakes no obligation to update or revise any forward-looking statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CRAWFORD & COMPANY

By:	/s/ Joseph O. Blanco
Name: Joseph O. Blanco
Title: SVP, General Counsel

Date: June 18, 2018